EXHIBIT 10.13


                                                                          MIKOHN

                                                                     CORPORATION

                                                          Charles H. McCrea, Jr.
                                                        Executive Vice President
                                                               & General Counsel



FACSIMILE TRANSMISSION

TO:          Thomas Sawyer
FAX NUMBER:  303-567-0163
DATE:        March 9, 2001
RE:          License Agreement
PAGES:       1 (including this cover page)

--------------------------------------------------------------------------------

MESSAGE:

Dear Mr. Sawyer.

This will confirm that Ten Stix, Inc. shall be released from that License Agreement dated September 23, 1998 with Progressive Games, Inc. so long as Ten Stix, Inc. is operating under an existing valid sublicense from D.E.Q. Casinos Royautes Ltee ("DEQ") granted in accordance with the terms of the License Agreement between DEQ arid Progressive Games, Inc. dated February 14, 2001.

Very truly yours,

/s/  Charles H. McCrea, Jr.

Charles H. McCrea, Jr.

CHMc:cm
Cc:  Linda Bouchard (Via Fax No. 418 839 5956)


THE INFORMATION CONTAINED IN AND ACCOMPANYING THIS FACSIM1LE TRANSMISSION IS CONFIDENTIAL AND MAY ALSO BE ATTORNEY-CLIENT PRIVILEGED. THE INFORMATION IS
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AND OTHERS WHO HAVE BEEN SPECIFICALLY AUTHORIZED TO RECEIVE IT. IF YOU ARE NOT
THE INTENDED RECIPIENT, OR THE EMPLOYEE OR AGENT RESPONSIBLE TO DELIVER IT TO THE INTENDED RECIPIENT, YOU ARE HEREBY NOTIFIED THAT ANY USE, DISSEMINATION, DISTRIBUTION OR COPYING OF THIS COMMUNICATION 1S STRICTLY PROHIBITED. IF YOU HAVE RECEIVED THIS COMMUNICATION IN ERROR, PLEASE IMMEDIATELY NOTIFY US BY TELEPHONE AND MAIL THE ORIGINAL DOCUMENTS TO MIKOHN GAMING CORPORATION, P.O. BOX 98686, LAS VEGAS, NEVADA 89133-8686.



     1046 Palms Airport Drive. P.O. Box 98886, Las Vegas, Nevada 89193-8686
                     Phone: 702-896-3890 Fax: 702-263-1695



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